                                       AS FILED WITH THE SECURITIES AND EXCHANGE
                                                    COMMISSION ON MARCH 20, 1996
                                               SECURITIES ACT FILE NO.  33-73384
                                       INVESTMENT COMPANY ACT FILE NO.  811-7440


                                    --------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                           --------------------------
                                    FORM N-2

            [X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        [ ]  Pre-Effective Amendment No.
                       [X]  Post-Effective Amendment No. 2

                                     and/or

        [X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              [X]  Amendment No. 4

                              --------------------
                     DIMENSIONAL EMERGING MARKETS FUND INC.
               (Exact Name of Registrant as Specified in Charter)

                          1299 Ocean Avenue, 11th Floor
                         Santa Monica, California 90401
                     (Address of Principal Executive Office)
                                 (310) 395-8005
              (Registrant's Telephone Number, including Area Code)

                       ----------------------------------
                                IRENE R.  DIAMANT
                         DIMENSIONAL FUND ADVISORS INC.
                          1299 Ocean Avenue, 11th Floor
                         Santa Monica, California 90401
                     (Name and Address of Agent for Service)

                       ----------------------------------
                    Please Send Copies of Communications to:
                             CARY I.  KLAFTER, ESQ.
                             MORRISON & FOERSTER LLP
                              345 California Street
                      San Francisco, California 94104-2675
                                 (415) 677-7000


This post-effective registration statement shall be effective upon the date it is filed, pursuant to Rule 486(b) of the Securities Act of 1933.


--------------------------------------------------------------------------------

                     DIMENSIONAL EMERGING MARKETS FUND INC.

                            Registration Statement on
                                    Form N-2
                              Cross-Reference Sheet

PART A
 ITEM
NUMBER             CAPTION                              MEMORANDUM CAPTION
   1  Outside Front Cover                   Cover Page of Prospectus
   2  Inside Front and Outside Back Cover   Cover Page of Prospectus
   3  Fee Table and Synopsis                Fee Table and Highlights
   4  Financial Highlights                  Financial Highlights
   5  Plan of Distribution                  Purchase of Shares; Cover Page;
                                            Highlights
   6  Selling Shareholders                  Use of Proceeds; Selling Shareholder
   7  Use of Proceeds                       Use of Proceeds; The Fund;
                                            Investment Objective and Policies;
                                            Risk Factors & Other Considerations
   8  General Description of Registrant     The Fund; Risk Factors & Other
                                            Considerations; Common Stock;
                                            Determination of Net Asset Value
   9  Management                            Management
  10  Capital Stock, Long-Term Debt, and    Common Stock; Purchase
      Other Securities                      of Shares; Future Actions Relating
                                            to Possible Discount in the Market
                                            Price of the Fund's Shares
  11  Defaults and Arrears on Senior        Not Applicable
      Securities
  12  Legal Proceedings                     Not Applicable

PART B
 ITEM
NUMBER                 CAPTION                       MEMORANDUM CAPTION
  13      Table of Contents of the Statement    Not Applicable
          of Additional Information
  14      Cover Page                            Not Applicable
  15      Table of Contents                     Not Applicable
  16      General Information and History       Not Applicable
  17      Investment Objectives and Policies    Investment Objectives and
                                                Policies; Risk Factors & Other
                                                Considerations
  18      Management                            Management
  19      Control Persons and Principal         Common Stock
          Holders of Securities
  20      Investment Advisory and Other         Management; General
          Services                              Information; Back Cover
  21      Brokerage Allocation and Other        Portfolio Transactions and
          Practices                             Brokerage
  22      Tax Status                            Dividends, Distributions and
                                                Reinvestment in Additional
                                                Shares; Tax Considerations
  23      Financial Statements                  Financial Statements

                                TABLE OF CONTENTS
                                                                            PAGE
HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SUMMARY OF FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

USE OF PROCEEDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

RISK FACTORS AND OTHER CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . .10

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . . .14

    Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . .14
    Approved Markets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
    Definition of Market Weight. . . . . . . . . . . . . . . . . . . . . . . .17
    Portfolio Structure. . . . . . . . . . . . . . . . . . . . . . . . . . . .17
    Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
    Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . . .18
    Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . .19

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

    The Advisor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
    Administrators . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

COMMON STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29

SELLING SHAREHOLDER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

FUTURE ACTIONS RELATING TO POSSIBLE DISCOUNT IN THE MARKET
    PRICE OF THE FUND'S SHARES . . . . . . . . . . . . . . . . . . . . . . . .32
    Tender Offers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
    Other Share Repurchases. . . . . . . . . . . . . . . . . . . . . . . . . .33
    Conversion to Open-End Status Not Likely . . . . . . . . . . . . . . . . .33

    Dissolution of Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .34
    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34

REPORTS AND PUBLICATION OF SHARE VALUE . . . . . . . . . . . . . . . . . . . .34

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . .35

    Valuation of Certain Approved Market Securities. . . . . . . . . . . . . .36

DIVIDENDS, DISTRIBUTIONS AND REINVESTMENT IN ADDITIONAL SHARES . . . . . . . .37

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . . .37

TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39

    United States Tax Considerations . . . . . . . . . . . . . . . . . . . . .39
    Taxes Imposed in Approved Markets. . . . . . . . . . . . . . . . . . . . .40

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41

    Dividend Paying Agent, Transfer Agent and Custodian. . . . . . . . . . . .41
    Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . . . .41
    Further Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .41
    Financial Statements and Experts . . . . . . . . . . . . . . . . . . . . .41

PROSPECTUS


                                12,000,000 Shares

                     DIMENSIONAL EMERGING MARKETS FUND INC.

                                  Common Stock

     Dimensional Emerging Markets Fund Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund was established under the laws of Maryland in 1991. The investment objective of the Fund is to seek long-term capital growth through investment in "emerging market" equity securities. Investment in emerging market securities involves certain risks and other considerations which are not normally involved in investment in securities of U.S. companies. See "Investment Objective and Policies" and "Risk Factors and Other Considerations."

     The Fund's investment advisor is Dimensional Fund Advisors Inc. (the "Advisor"). The address of the Fund and of the Advisor is 1299 Ocean Avenue, 11th floor, Santa Monica, California 90401. Telephone: (310) 395-8005.


     Shares of the Fund ("Shares") are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. Up to 12,000,000 Shares are being offered hereby. See "Common Stock." Of the 12,000,000 Shares offered hereby, up to 1,168,034.997 may be sold by the Fund and up to 10,831,965.003 may be sold by the Fund's existing shareholder. See "Selling Shareholder."


     Prior to this offering there has been no public market for the Shares. It is not currently anticipated that a secondary market will develop for Shares even if they are freely transferable without legal restriction, and as such the Shares would not be considered readily marketable. Shares of closed-end funds frequently trade at a discount to their net asset value. The risk of loss may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. See "Highlights -- Risk Factors and Other Considerations" and "Future Actions Relative to Possible Discount in the Market Price of the Fund's Shares."

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Shares offered by the Fund are being offered on a best efforts basis by the Fund in a continuous offering. Shares may be purchased from the Fund on a monthly basis. No commission or remuneration will be paid by the Fund in connection with the sale of shares, and no sales load is charged by the Fund to an investor. The price to investors for shares offered by the Fund will be equal to the net asset value per share, next determined after receipt of a purchase order, plus a reimbursement fee which is paid to the Fund. See "Purchase of Shares."



--------------------------------------------------------------------------------
                 NET ASSET     REIMBURSEMENT FEE**   PER SHARE     PROCEEDS TO
                   VALUE                              PRICE TO    REGISTRANT OR
                                                       PUBLIC     OTHER PERSONS
                 PER SHARE
Per Share        $[16.38*]           0.5% of          $17.20          ***
                                 Net Asset Value
                                    per share


   ___________
   *      Net asset value as of January 31 __, 1996.
   ** Applicable only for sales by the Fund. The shares offered by the Selling Shareholder are not subject to such reimbursement fee.
   *** 100% of the proceeds of sales of newly issued shares will go to the Registrant, while 100% of the proceeds of sales of shares held by the Selling Shareholder will go to the Selling Shareholder.

--------------------------------------------------------------------------------
     This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing and should be read carefully and retained for future reference. Information contained herein is subject to completion or amendment. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
                             ______________________


                 The date of this Prospectus is March 20, 1996.

HIGHLIGHTS

     The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus.

THE FUND Dimensional Emerging Markets Fund Inc. is registered with the U.S. Securities and Exchange Commission as a closed-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund was incorporated in 1991 under the laws of the State of Maryland.

INVESTMENT          The investment objective of the Fund is to seek long-term
OBJECTIVE AND       capital growth through investment primarily in "emerging
POLICIES            market" equity securities.  The term "emerging market" as
                    used in this Prospectus means every country in the world other than the United States, Canada, Japan, Australia, New
                    Zealand, and most Western European countries. In determining what countries have emerging markets, the Fund will consider the data, analysis and classification of countries published or disseminated by the International
                    Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation, in addition to the criteria described below. Emerging markets approved for investment by the Fund may not include all such emerging markets. The Fund intends to invest in emerging market securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market. Emerging markets approved for investment by the Fund's Board of Directors ("Approved
                    Markets") will be limited in number. In determining whether to approve markets for investment, the Board of Directors will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets by the Fund's investors. The following countries are currently designated by the Fund as Approved Markets: Argentina, Brazil, Chile, Indonesia, Israel, Malaysia, Mexico,
                    Portugal, Thailand and Turkey. The Fund defines securities to be those of an Approved Market if they are (a) securities of companies organized in the Approved Market or for which the principal trading market is the Approved Market,
                    (b) securities issued or guaranteed by the government of the Approved Market, its agencies or instrumentalities, or the central bank of such country, (c) securities denominated in the currency of an Approved Market issued by companies to finance operations in the Approved Market, notwithstanding that the company is not itself organized under the laws of an emerging market, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in the Approved Market or sales made in the Approved Market or (e) Approved Market equity securities in the form of depositary shares. See
                    "Investment Objective and Policies."




RISK FACTORS        Investors are advised to consider carefully the special
AND OTHER           risks involved in investing in emerging markets, which are
CONSIDERATIONS      in addition to the usual risks of investing in developed
                    markets around the world.

                    The Fund will seek a broad market coverage of larger companies within each Approved Market. The Fund will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least the upper 40% of such capitalization, and can be as large as 75%. The Fund may not invest in all such companies or achieve these approximate market weights, due to constraints imposed within Approved Markets (E.G., restrictions on purchases by foreigners, liquidity), or by U.S. laws (E.G., industry diversification). The Fund may also further limit the market coverage in the smallest Approved Markets in order to limit purchases of small market capitalization companies. The Fund does not intend normally to purchase or sell securities based on the prospects for the economy or the securities markets in each Approved Market or based on the prospects for the individual issuers whose shares are eligible for purchase. Investing in equity securities of issuers in a variety of emerging markets involves certain special considerations, which may include (1) investment and currency repatriation restrictions, (2) currency fluctuations, (3) potential unusual market volatility,
                    (4) government involvement in the private sector and in commercial enterprises, (5) limited investor information,
                    (6) illiquid securities markets, (7) certain local tax law considerations and (8) limited regulation of the securities markets. For example, the Fund may only repatriate capital invested in Chile for a period of one year after its investment upon payment of a higher tax than will be payable after the one-year period. The foregoing considerations also may be present in the case of investments in securities of issuers located in the U.S. or other countries that have securities markets more established than those in emerging markets, but they are present to a greater degree in connection with the Fund's investments in equity securities of issuers in emerging markets. Unlike the case with other types of investment companies, the Fund will not take investment measures seeking to avoid the potentially negative effects of various of these risks. See "Risk Factors and Other Considerations."

                    Emerging Markets may also present greater risks of nationalization, expropriation, and other confiscation than do developed markets. Such risks are present in Eastern Europe, for example, and these and other risks discussed above could affect adversely the economies of such markets or the Fund's investment in such markets. Because of the special considerations associated with investing in emerging markets, an investment in the Fund should be considered speculative.

                    In addition, to the extent a secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies generally trade at a discount from net asset value. See "Future Actions Relating to Possible Discount in the Market Price of the Fund's Shares."

                    There is no assurance that the Fund will achieve its investment objective. Due to the risks inherent in investing in emerging markets, an investment in the Fund should be considered speculative. The Fund should be considered as an investment for only a portion of an investor's assets and not as a complete investment program.

BOARD OF            The Fund's Board of Directors is responsible for the overall
DIRECTORS           supervision of the operations of the Fund.  See
                    "Management."

INVESTMENT          Dimensional Fund Advisors Inc.  (the "Advisor") manages the
ADVISOR AND         investment portfolio and business affairs of the Fund
OTHER SERVICE       subject to policies established by the Fund's Board of
PROVIDERS           Directors.  See "Management."  PFPC Inc.  ("PFPC") provides the Fund with administrative, dividend disbursing and transfer agency services. Chase Manhattan Bank, N.A.
                    provides global custodial services to the Fund. Other service providers may, as required by local law, serve as local administrators for the Fund's investments in particular jurisdictions.

ADVISOR'S FEE       Pursuant to a waiver by the Advisor, the Fund currently pays
AND OTHER           the Advisor a monthly fee at the annual rate of 0.10% of the

FUND EXPENSES       aggregate net assets of the Fund.  The Advisor's fee under the Investment Management Agreement is at an annual rate of 0.50% of the aggregate net assets of the Fund. The Advisor has voluntarily waived 80% of its fee, but it may discontinue the waiver at any time. The Fund pays PFPC a monthly fee at the annual rate of 0.10% of the aggregate net assets of the Fund. The Fund will also pay its non-U.S.
                    administrators and will pay other Fund expenses. Costs incurred by the Fund in connection with its organization were $250,000 and are being amortized over a 60 month period which commenced in February 1993. See "Management."

INVESTOR            Shares are offered, without a sales charge, generally to
SUITABILITY         institutional investors such as endowment funds and
REQUIREMENTS        charitable foundations, employee welfare plans, trusts and
AND MINIMUM         pension and profit-sharing plans and clients of registered
PURCHASE            investment advisors ("Eligible Investors").  All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms as well as a subscription agreement.


THE OFFERING        Of the 12,000,000 shares of Common Stock ($.01 par value)
                    (the "Shares") up to 1,168,034.997 are being offered by the Fund and up to 10,831,965.003 are being offered by State
                    Street Bank and Trust Company as Trustee of the BellSouth
                    Master Pension Trust (the "Selling Shareholder").  See
                    "Common Stock" and "Selling Shareholder."



                    Shares may be purchased from the Fund as of the last day of each month on which the New York Stock Exchange (NYSE) is open for regular trading. The price of Shares will be the net asset value per Share next determined after receipt of the purchase order (on the last business day of the NYSE of each month), plus a reimbursement fee which is equal to 0.5% of such value. The Fund reserves the right to calculate net asset value and accept purchases as of any other day in its discretion. Pricing and sales may be delayed for periods up to 5 business days under certain limited circumstances. The reimbursement fee is paid to the Fund and used to defray the costs associated with investment of the proceeds from the sale of Shares. Payment, which may be in the form of check or by wire, must be in immediately available funds as of the purchase date to be eligible for use to purchase Shares.
                    See "Purchase of Shares."


DIVIDENDS AND       The Fund intends to distribute annually to its shareholders all of

DISTRIBUTIONS       its investment company taxable income, and presently
                    anticipates the annual distribution of any net realized long-term capital gains in excess of net realized short-term capital losses. All such dividends and distributions will be automatically reinvested in additional, newly issued
                    Shares priced at their current net asset value, unless shareholders elect to receive dividends or distributions in cash. In certain Approved Markets, the remittance out of the country of dividends, interest, net capital gains and capital is subject to tax on the remitted amount.
                    Remittances of capital are also restricted for specified periods. Shareholders electing to receive cash dividends or distributions will be assessed the amount of any foreign taxes incurred (if any) with respect to remittances to pay such cash dividends or distributions. See "Dividends, Distributions and Reinvestment in Additional Shares" and
                    "Tax Considerations--Foreign Tax Considerations."


                    As of the date of this Prospectus, all outstanding shares of the Fund are owned by State Street Bank and Trust Company as Trustee of the BellSouth Master Pension Trust. Because of this concentrated ownership, the Fund may be considered a "personal holding company" for Federal income tax purposes. However, the distribution policies of the Fund are intended to meet the requirements applicable to a "regulated investment company" for tax purposes, and as a result it is not anticipated that the Fund will be subject to any taxation due to its personal holding company status.



PROPOSED            On December 22, 1995, the Board of Directors of the Fund
MERGER              approved a plan to merge the Fund into the Emerging Markets
TRANSACTION         Series of The DFA Investment Trust Company ("DFAITC"), an
                    open-end registered investment management company registered with the SEC, subject to certain conditions precedent.
                    DFAITC currently offers its shares in eleven series, one of which is the Emerging Markets Series. The Adviser also acts as investment adviser to the Emerging Markets Series of DFAITC. All of the shares of the Emerging Markets Series are registered with the Commission pursuant to the 1933 Act.
                    The merger transaction would be accomplished by a statutory merger in which all of the assets and properties of the Fund would be merged with and into the Emerging Markets Series of DFAITC, and the Fund would cease to exist as a separate legal entity (the "Merger"). Shareholders of the Fund will receive the right to receive for each share of the Fund's stock a proportionate number of shares of units of beneficial interest in the Emerging Markets Series of DFAITC upon surrender of such shareholders of their shares of the Fund. It is anticipated that the shareholders of the Fund will need to approve the Merger. As of the date of this Prospectus, all of the outstanding shares of the Fund are owned by State Street Bank and Trust Company, as
                    Trustee for the BellSouth Master Pension Trust. The Merger is anticipated to be structured as a tax-free transaction, in which case none of the Fund, DFAITC, or the shareholders of either entity would recognize gain or loss in connection therewith. The shareholders would retain the same tax basis in the DFAITC shares they receive in the Merger as they held in the Fund's shares prior to the Merger. Certain of the Fund's appreciated assets are expected to be distributed to the existing Fund shareholders prior to the Merger. Such pre-Merger distribution to the shareholders will not subject such shareholders to federal income tax or result in taxable income to the Fund.


SUMMARY OF FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Fund will incur:


SHAREHOLDER TRANSACTION EXPENSES
   Sales Load (as a percentage of Offering Price)             None(1)
   Dividend Reinvestment and Cash Purchase Plan Fees          None(1)
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSET VALUE
ATTRIBUTABLE TO THE SHARES)(2)
   ADVISORY FEES                                              0.10%(3)
   Administration Fees                                        0.10%
   Interest Payments on Borrowed Funds                        None


--------------------

(1) Shares are sold by the Fund at a price which is equal to the current net asset value plus a reimbursement fee of 0.5% of such net asset value. The amount of the reimbursement fee represents the Fund's estimate of the costs reasonably anticipated to be associated with the purchase of securities in approved markets with the proceeds of share sales. Reinvestments of dividends and capital gains distributions paid by the Fund and in-kind investments by investors will not be subject to a reimbursement fee.

(2) These expense figures are based upon those incurred by the Fund for the fiscal year ended November 30, 1995.
(3) Effective March 1, 1994, the Advisor agreed to voluntarily waive a portion of its fee under the Investment Management Agreement to the extent necessary to limit the management fee to .10% of the net asset value of the Fund on an annualized basis. This waiver may be revised or terminated at any time in the discretion of the Advisor.

   Other Expenses                                             0.38%
TOTAL ANNUAL EXPENSES                                         0.58%
EXAMPLE


                               1 YEAR       3 YEARS     5 YEARS    10 YEARS(4)
You would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return                    $11          $23         $37          $77



     The above example should not be considered a representation of past or future expenses or performance. Actual expenses of the Fund may be greater or lesser than those shown.

     The purpose of this table is to assist an investor in the Fund in understanding the various costs and expenses that an investor will bear directly or indirectly. For a more complete description of these costs and expenses, see "Use of Proceeds," "The Advisor," and "Administrators."

FINANCIAL HIGHLIGHTS

     The data set forth under the heading "Financial Highlights" in the Fund's audited annual report to stockholders for the fiscal year ended November 30, 1995 are incorporated herein by reference and will be furnished upon request. The data in the Fund's audited annual report are covered by the Report of Independent Accountants which is contained therein.

THE FUND

     Dimensional Emerging Markets Fund Inc. (the "Fund") is a corporation organized under Maryland law on January 9, 1991 and registered under the 1940 Act as a closed-end diversified management company. The Fund was designed for institutional investors desiring to achieve international diversification by participating in the economies of various countries with emerging securities markets. By investing in emerging markets (as that term is defined below) the Fund is intended to complement and provide an alternative to certain other investment companies which invest exclusively in the securities of issuers in a single country and/or issuers domiciled or doing business primarily in countries with broader and more-established public securities markets.


--------------------

(4) It is presently expected that the Fund will seek to terminate and dissolve after 10 years of operation. SEE "The Fund."

     The Fund's investment objective is long-term capital appreciation by investing primarily in emerging market equity securities. This objective is a fundamental policy of the Fund and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. No assurance can be given that the Fund's investment objective will be achieved. The term "emerging market" as used in this Prospectus means every country in the world other than the United States, Canada, Japan, Australia, New Zealand, and the Western European countries of France, Germany, Italy, Switzerland, Netherlands, Sweden, Belgium, Norway, Spain, Austria, Finland, Denmark and the United Kingdom. In determining what countries have emerging markets, the Fund will consider the data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction (commonly known as the World Bank) and the International Finance Corporation, in addition to the criteria described below. Approved Markets may not include all such emerging markets. The list of Emerging Markets is subject to revision in the discretion of the Investment Committee of the Fund's Board of Directors.

     The Fund was established to seek to take advantage of a perceived growth potential for investments in emerging markets. While the management of the Fund believes there may be regulatory, financial, technical and other barriers to the development of this potential, in the opinion of Fund management, substantial investment opportunities exist in these markets.




     The Fund's assets are invested primarily in a limited number of emerging markets designated by the Fund, in consultation with the Advisor, as "Approved Markets." The Fund may seek access to securities markets in certain emerging market countries that are currently effectively closed to foreigners (non-residents).

     In determining whether to approve markets for investment, the Board of

Directors will take into account, among other things, market liquidity, availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules, and the availability of other access to these markets by investors.

     It is the policy of the Fund, under normal market conditions, to invest its assets primarily (at least 65%) in Approved Market equity securities (as defined in "Investment Objective and Policies"). The Fund will seek a broad market coverage of larger companies within each Approved Market. The Fund will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least the upper 40% of such capitalization, and can be as large as 75%. The Fund may not invest in all such companies or achieve approximate market weights, due to constraints imposed within Approved Markets (E.G., restrictions on purchases by foreigners, liquidity), or by U.S. laws (E.G., industry diversification). The Fund may also further limit the market coverage in the smallest Emerging Markets in order to limit purchases of small market capitalization companies. In each Approved Market, the issuers included in the portfolio will be chosen primarily but not necessarily exactly or in all cases by basing the amount of each security purchased on the issuer's relative market capitalization. The Fund's policy of seeking broad market diversification in this manner means that the Fund and the Advisor will not generally utilize "fundamental" securities research techniques in identifying securities selections. The Fund may decline to invest in a particular Approved Market if it determines that achieving a reasonable reflection of the relative market capitalizations of the companies within that Approved Market may not be practicable. For example, shares of companies may not be available for acquisition by the Fund because of local restrictions which prohibit or limit ownership by foreign holders such as the Fund.

     Although the portion of the Fund's holdings in any Approved Market will vary from time to time, the Fund will attempt, at least initially, to invest approximately equal amounts in each Approved Market in which investments are made. In some cases, where the market capitalization of a particular Approved Market is relatively small or for other considerations, less may be invested. These are not fundamental investment restrictions, and actual holdings at any one time may vary substantially from these expectations based upon various factors. These factors may include, E.G., the rate of investment in the Fund and the availability of Share sale proceeds for portfolio investment, the effect of local regulations in Approved Markets affecting investment opportunities available to the Fund, and the number of countries at any time designated as Approved Markets.


     The Fund is currently invested in the following Approved Markets:
Argentina, Brazil, Chile, Indonesia, Israel, Malaysia, Mexico, Portugal, Thailand and Turkey. Countries that may be approved in the future include but are not limited to Republic of China (Taiwan), which is effectively closed to foreign investors at present, and Colombia, Greece, India, Jordan, Nigeria, Pakistan,

Philippines, Venezuela and Zimbabwe. Additional Approved Markets may be identified and designated as such by the Fund's Board of Directors from time to time in consultation with the Advisor, and investments in these additional markets will be made as additional Shares are sold and capital is made available for new investments. The Fund does not intend generally to reduce investments in established Approved Market portfolios for the purpose of making investments in other, newly-approved Approved Markets.

     The management of the Fund believes that the Fund may provide investors with an opportunity to participate in the price appreciation of emerging market securities. The management of the Fund also believes that the Fund will allow investors to diversify their portfolios by country and industry, thus reducing the risks associated with adverse developments in any one industry or market. Additionally, the Fund will allow for international diversification away from the more well-known securities of issuers located in countries other than Approved Markets. HOWEVER, THERE CAN BE NO ASSURANCE THAT THESE GOALS WILL BE MET.

USE OF PROCEEDS


     The Fund is seeking to offer and sell up to 1,168,034.997 Shares to Eligible Investors. See "Purchase of Shares." The Selling Shareholder may offer and sell up to 10,831,965.003 Shares. See "Selling Shareholder." Shares will also be issued pursuant to the reinvestment of dividends and capital gains distributions by shareholders. See "Dividends, Distributions and Reinvestment of Shares."


     The proceeds of the offering of Shares will be invested in accordance with the policies set forth under "Investment Objective and Policies." The Fund will receive no proceeds of any sale of the Selling Shareholder's Shares. Share sale proceeds may from time to time initially be invested in dollar-denominated money market instruments pending investment in equity securities of Approved Markets. See "Investment Objective and Policies." The Fund expects that substantially all of such proceeds will be invested in accordance with its investment objective within three months after receipt thereof and, in any case, no more than six months after receipt.

RISK FACTORS AND OTHER CONSIDERATIONS

     Because of the special risks associated with investing in emerging markets, an investment in the Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in investing in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.



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

     MARKET WEIGHTING.

     The Fund intends to structure its investments in securities in Approved Markets primarily (although not exactly or completely) by the weighting of an issuer's relative equity market capitalization in an Approved Market. The Fund does not intend normally to purchase or sell securities based on the prospects for the economy or the securities markets in each Approved Market or based on the prospects for the individual issuers whose shares are eligible for purchase. As a result, the Fund and the Advisor will not manage the portfolio on the basis of "fundamental" investment research and the use of particular investment strategies and tactics seeking to maximize reward and minimize risk. The Fund's portfolio will generally seek to provide investment returns which reflect the broad market experience in the Approved Markets.

     NON-U.S. INVESTMENTS.

     Fund operations will involve a number of investment risks greater than those normally associated with investments in securities of U.S. domestic issuers or in securities of issuers domiciled in jurisdictions with public securities markets more established than those in the Approved Markets. The Advisor considers the Fund to have a passive investment orientation, and the Advisor will not seek through particular investment strategies and techniques to reduce the potential negative effects of these risks. These various risks include:

     1. NON-U.S. INVESTING. The Approved Markets securities are not expected to be registered with, nor the issuers thereof be subject to, the reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about these securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. The Fund will not be investing on the basis of "fundamental" research techniques, and the Advisor will not seek to choose portfolio securities on the basis of traditional securities and economic analysis. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies; this is expected to particularly be the case with securities of Approved Markets.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. It is expected that various Approved Markets will utilize tax structures and currency controls that may adversely affect the Fund's ability to freely dispose of investments or to repatriate earnings or sales proceeds.

Moreover, individual economies in Approved Markets will differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries with emerging markets. Certain emerging markets have recently transitioned from or are in the process of transitioning from centrally controlled economies. There can be no assurance that such transitions will be successful.

     2. INVESTMENT AND CURRENCY REPATRIATION RESTRICTIONS. A number of emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. For example, capital invested by the Fund in Chile cannot under current regulations be repatriated for one year. In some jurisdictions, such restrictions and the imposition of taxes are intended to discourage shorter-rather than longer-term holdings. While the Fund will only invest in markets where these restrictions are considered acceptable to the Advisor, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund might, among other things, discontinue the purchasing of securities in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws. Various restrictions of these types, and others, may make it particularly difficult to establish the fair market value of particular securities from time to time. The valuation of securities is the responsibility of the Fund's Board of Directors, acting in good faith and with advice from the Advisor and other knowledgeable parties.
See "Determination of Net Asset Value."

     3. CURRENCY FLUCTUATIONS. In accordance with its investment objective, the Fund's assets will be invested in securities of companies in Approved Markets and substantially all income (other than short-term investments) will be received by the Fund in foreign currencies. A number of the currencies of Approved Markets have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be affected unfavorably by devaluations in foreign currencies. Conversely, any weakness of the U.S. dollar against portfolio security currencies could positively affect Fund returns.

     4. POTENTIAL MARKET VOLATILITY. Many of the emerging securities markets (relative to the U.S. and to larger non-U.S. markets) are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility. Such factors may be even more pronounced in jurisdictions where securities ownership is divided into separate classes for domestic and non-domestic owners. These factors are expected to occur in the Approved Markets.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; that is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

     5. GOVERNMENT INVOLVEMENT IN THE PRIVATE SECTOR. Government involvement in the private sector varies in degree among the emerging securities markets contemplated for investment by the Fund. Such involvement may, in some cases, include government ownership of companies in certain commercial business sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, social instability, diplomatic developments, or other measures which could be detrimental to the Fund's investments. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that any investments that the Fund might make in those or other emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

     6. TAXATION. Taxation of dividends and capital gains received by non-residents varies among countries with emerging markets and, in some cases, is high in relation to comparable U.S. rates. Particular tax structures may have the intended or incidental effect of encouraging long holding periods for particular securities and/or the reinvestment of earnings and sales proceeds in the same jurisdiction. In addition, dividends and interest received by the Fund may be subject to withholdings imposed by foreign countries and U.S.
possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however. In addition, emerging market jurisdictions typically have less well-defined tax laws and procedures than is the case in the United States, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

     7. INFLATION. Many emerging markets, for example most Latin American countries, have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits.

 .    INVESTMENT OBJECTIVE AND POLICIES

     .    INVESTMENT OBJECTIVE

     The investment objective of the Fund is to seek long-term capital growth through investment primarily in emerging market equity securities. The Fund will seek to invest in emerging markets designated by the Investment Committee of the Fund's Board of Directors ("Approved Markets"). The Fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs").

     It is the policy of the Fund, under normal market conditions, to invest its assets primarily (at least 65%) in Approved Market securities. The Fund defines Approved Market securities to be (a) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (c) securities denominated in the currency of an Approved Market issued by companies to finance operations in Approved Markets, notwithstanding that the company is not itself organized under the laws of an emerging market, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and (e) Approved Markets equity securities in the form of depositary shares. The Fund's definition of securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Fund believes, however, that investment in such companies will be appropriate in light of the Fund's investment objective because the Advisor will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the Fund's definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.

     The Fund may invest a portion of its assets (not to exceed 35%) in securities of issuers that are not Approved Markets securities, but whose issuers the Advisor believes derive a substantial proportion, but less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.

     Pending the Fund's investment of new capital in Approved Market equity securities, it will typically invest in money market instruments or other highly liquid debt instruments denominated in U.S. dollars (including, without limitation, repurchase agreements). Investment in repurchase agreements involves certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management acknowledges these risks, it believes that they can be controlled through stringent security selection criteria and careful monitoring procedures.

     In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

     The Fund also may invest in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited and it does not expect the aggregate amount of such investments to exceed 10% of its assets. The Fund may also invest in money-market mutual funds for temporary cash management purposes. If the Fund invests in another investment company, the Fund's shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Advisor), but also will bear indirectly similar expenses of the underlying investment company. In some Approved Markets it is necessary or advisable for the Fund to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets.

     The Fund may be prohibited under the 1940 Act from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of countries, commercial banks act as securities brokers and dealers, investment advisers and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by banks. The Securities and Exchange Commission ("SEC") has adopted a rule which permits the Fund to invest in certain of these securities, subject to certain restrictions.

     .    APPROVED MARKETS

     The term "emerging market" as used in this Prospectus generally includes every country in the world other than the United States, Canada, Japan Australia, New Zealand and most Western European countries. In determining what countries have emerging markets, the Fund will consider, among other things, the data, analysis and classification of countries published or disseminated by the International Bank of Reconstruction (commonly known as the World Bank) and the International Finance Corporation. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the Investment Committee of the Board of Directors will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets by the Fund's investors.

     The following countries are currently designated by the Fund as Approved
Markets: Argentina, Brazil, Chile, Indonesia, Israel, Malaysia, Mexico, Portugal, Thailand, and Turkey. Countries that may be approved in the future include but are not limited to Republic of China (Taiwan), which is effectively closed to foreign investors at present, and Colombia, Greece, India, Jordan, Nigeria, Pakistan, Philippines, Venezuela and Zimbabwe. The goal is to have substantial coverage of the larger companies in these markets.


     .    DEFINITION OF MARKET WEIGHT

     The Fund will seek a broad market coverage of larger companies within each Approved Market. The Fund will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least the upper 40% of such capitalization, and can be as large as 75%. The Fund may not invest in all such companies or achieve approximate market weights, due to constraints imposed within Approved Markets (restrictions on purchases by foreigners, liquidity), or by U.S. law (E.G., industry diversification). The Fund may also further limit the market coverage in the smaller Emerging Markets in order to limit purchases of small market capitalization companies.

     .    PORTFOLIO STRUCTURE

     The Fund's policy of seeking broad market diversification means that the Fund and the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections.

     Although the Fund will structure its portfolio primarily by market capitalization weighting, the structure may not be exact or complete. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of local reference to other companies located in the same country. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. Even though a company's stock may meet the applicable market capitalization criterion, it may not be included in the portfolio for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or if it is a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the Standard & Poor's 500 Stock Price Index). The Advisor will also exercise discretion in determining the allocation of capital as between Approved Markets.

     It is management's belief that equity investments offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Fund involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Fund; however, in a number of jurisdictions investments may be restricted because of regulations governing foreign investors.

     The Fund does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Fund do pay dividends. It is anticipated, therefore, that the Fund will receive dividend income. The Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

     .    PORTFOLIO TURNOVER


     Securities are held until such time as they are no longer considered an appropriate holding in light of the Fund's investment objective and policies. Generally, securities are purchased with the expectation that they will be held for longer than one year. However, securities may be disposed of at any time when, in the Advisor's judgment, circumstances warrant their sale. Generally, securities are not sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. The portfolio turnover rate of the Fund ordinarily is anticipated to be low, and not expected to exceed 20% per year. For the fiscal year ended November 30, 1995 the Fund's portfolio turnover rate was 5.73% (as calculated in accordance with applicable Securities and Exchange Commission rules).


     .    FOREIGN CURRENCY TRANSACTIONS

     For the purpose of converting U.S. dollars to another currency, or vice versa, or converting one foreign currency to another foreign currency, the Fund may enter into forward foreign exchange contracts and foreign currency futures contracts. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss.

     The Fund will not enter into foreign currency transactions in an attempt to hedge the risks involved in holding assets denominated in a particular currency. The Fund intends to engage in foreign currency transactions only for the purpose of facilitating portfolio transactions. Among other things, it is the Advisor's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange risk. Moreover, even if it were to attempt to do so, the Fund could not through hedging transactions eliminate all the risks of holding assets denominated in a currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currencies in which the Fund's assets are denominated. Also, if the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a poorer overall investment result than if the Fund had not engaged in any such transaction.

     The Fund will not enter into forward or futures contracts or maintain an exposure to such contract where (i) the aggregate amount of initial margin deposits on the Fund's futures positions would exceed 5% of the value of the Fund's total assets or (ii) where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligations by segregating liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its obligations.

     Certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into forward or futures contracts. Such transactions may also affect for U.S. Federal income tax purposes the character and timing of income, gain, or loss recognized by the Fund.

     .    INVESTMENT RESTRICTIONS

     As a matter of fundamental policy the Fund will not engage in the following actions, unless authorized by a vote of a majority of its outstanding Shares. For this purpose, a majority vote of the outstanding Shares of the Fund means the lesser of (a) 67% or more of the outstanding Shares present at a meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares.

     The Fund will not: (1) invest in commodities or write or acquire options or purchase or sell real estate (including limited partnership interests), although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate and may purchase or sell foreign currency futures contracts and options, provided that not more than 5% of the Fund's assets are then invested as initial or variation margin deposits; (2) make loans of cash, except through the acquisition of publicly-traded debt securities and short-term money market instruments; (3) invest in the securities of any issuer (except obligations of the U.S. government and its instrumentalities) if, as a result, more than 5% of the Fund's total assets, at market, would be invested in the securities of such issuer, provided that this limitation applies only to 75% of the total assets of the Fund; (4) purchase or retain securities of an issuer if those officers and directors of the

Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; (5) borrow, except in connection with a foreign currency transaction, the settlement of a portfolio trade, or as a temporary measure for extraordinary or emergency purposes and, in no event, in excess of 33% of the Fund's gross assets valued at the lower of market or cost;
(6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except to secure borrowings as described in (5) above; (7) engage in the business of underwriting securities issued by others, except to the extent that the sale of securities originally acquired for investment purposes may be deemed an underwriting; (8) invest for the purpose of exercising control over management of any company; (9) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;
(10) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; (11) acquire interests in oil, gas or other mineral exploration, leases or development programs;
(12) purchase warrants, except that the Fund may acquire warrants as a result of corporate actions involving its holdings of common stocks; (13) purchase securities on margin or sell short; or (14) acquire more than 10% of the voting securities of any issuer.

     Although (2) above prohibits cash loans, the Fund is authorized to lend portfolio securities and may purchase debt securities customarily purchased by institutional investors, including purchases of variable amount master demand notes and repurchase agreements. All loans of portfolio securities will be effected in accordance with applicable regulatory guidelines and will at all times be secured by cash collateral or securities issued or guaranteed by the United States government in an amount that is at least equal to the market value, determined daily, of the loaned securities.

     For the purposes of (10) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry. With respect to investment restriction (10), it is the position of the staff of the Securities and Exchange Commission that only obligations of the U.S. Government may be excluded for purposes of determining compliance with that restriction, and the Fund will only exclude U.S. Government securities for this purpose. With regard to non-U.S. debt securities, the SEC takes the position that each foreign government, and all supranational organizations as a group, shall be deemed to constitute a separate industry. Therefore, the Fund will effectively limit its acquisitions of securities such that no more than 25% of the value of the Fund's total assets would be invested in securities of companies within any one such industry.

     As a non-fundamental policy, the Board of Directors has determined that no new portfolio securities will be purchased while borrowings in excess of 5% of total assets remain outstanding.

     The Fund's limitation on borrowing does not prohibit "borrowing in connection with a foreign currency transaction"; the only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Fund has no present intent to engage in any other types of borrowing transactions under this authority.

     In addition to the above restrictions, the Fund also is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding Shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities. The Fund will also be subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain of the countries in which it expects to invest.

     From time to time the Fund's institutional shareholders may purchase large amounts of the Fund's securities, paying large lump sum payments which, due to the nature of emerging markets, may not be fully investable on a prompt basis by the Fund. In addition, the Fund may anticipate that a market that is temporarily unavailable due to local governmental restrictions may be open within a reasonably short period of time for investments. For example, local governments often impose temporary investment restrictions on foreign investors, including the Fund, to control the level of foreign investment. These restrictions are imposed often with little or no notice but may last only for a short period of time. As a result of the relatively large purchases made by institutional investors as well as the occurrence of temporary investment restrictions, it is possible that on a short-term basis, the Fund occasionally may have up to 35% of the value of the Fund's total assets invested in the below-described debt securities, awaiting investment in emerging markets equity securities. Such debt securities would be limited to the following:
(i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) corporate debt obligations with either a commercial paper rating of Prime-1 or A-1, or a "high quality" debt security rating (e.g., at least AA) or if unrated, of comparable quality as determined by the Advisor,
(iii) financial institution obligations including bankers' acceptances and certificates of deposit of financial institutions with assets greater than $1 billion, (iv) repurchase agreements relating to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (v) debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities which meet the quality standard referred to in (ii) above; and
(vi) debt securities of supranational organizations chartered to promote economic development, such as the European Coal and Steel Community, the European Economic Community and the World Bank.

     Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of the above investment restrictions.

     Notwithstanding any of the above investment restrictions, the Fund may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations in Approved Markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund or whose use is otherwise considered by the Fund to be advisable. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

 .    MANAGEMENT

     The Board of Directors, through its Investment Committee, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The Advisor has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Advisor will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund.

          .    DIRECTORS
     David G. Booth,5 Director, President and Chairman-Chief Executive Officer, Santa Monica, CA (age 49). President, Chairman-Chief Executive Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty. Limited, Dimensional Investment Group Inc. (registered investment company), DFA Investment Dimensions Group Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd.

     George M. Constantinides, Director, Chicago, IL (age 48). Director, Dimensional Investment Group Inc. (registered investment company), DFA Investment Dimensions Group Inc. (registered investment company). Trustee, The DFA Investment Trust Company. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.


     John P. Gould, Director, Chicago, IL (age 57). Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Director, Dimensional Investment Group Inc. (registered investment company), DFA Investment Dimensions Group Inc. (registered investment company). Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment company). Director, Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law strategy and finance consulting).


     Roger G. Ibbotson, Director, New Haven, CT (age 53). Professor in Practice of Finance, Yale School of Management. Director, Dimensional Investment Group Inc. (registered investment company), DFA Investment Dimensions Group Inc. (registered investment company). Trustee, The DFA Investment Trust Company. Director, Hospital Fund, Inc. (investment management services), BIRR Portfolio Analysis, Inc. (software products). Chairman and President, Ibbotson Associates, Inc. (software, data, publishing and consulting).


     Merton H. Miller, Director, Chicago, IL (age 73). Robert R. McCormick Distinguished Service Professor Emeritus of Finance, Graduate School of Business, University of Chicago. Director, Dimensional Investment Group Inc. (registered investment company), DFA Investment Dimensions Group Inc. (registered investment company). Trustee, The DFA Investment Trust Company. Public Director, Chicago Mercantile Exchange.

     Michael T. Scardina, Vice President, Chief Financial Officer, Controller and Treasurer, Santa Monica, CA (age 40). Vice President, Chief Financial Officer,

----------------------------------
5 Interested Director of the Fund.

Controller and Treasurer, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty. Limited, The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors Ltd., Dimensional Investment Group Inc.

     Myron S. Scholes, Director, Greenwich, CT (age 55). Limited Partner, Long Term Capital Management L.P. (money manager) Frank E. Buck Professor of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University (on leave). Director, Dimensional Investment Group Inc. (registered investment company), DFA Investment Dimensions Group Inc. (registered investment company). Trustee, The DFA Investment Trust Company. Director, Benham Capital Management Group of Investment Companies and Smith Breedon Group of Investment Companies. Limited Partner, Long-Term Capital Management L.P. (money manager).

     Cem Severoglu, Vice President, Santa Monica, CA (age 32). Vice President, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty.
Limited, The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors Ltd., Dimensional Investment Group Inc.

     Jeanne C. Sinquefield, Ph.D., Executive Vice President, Santa Monica, CA (age 49). Executive Vice President, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty. Limited, The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors Ltd. and Dimensional Investment Group Inc.

     Rex A. Sinquefield,6 Director, Chairman and Chief Investment Officer, Santa Monica, CA (age 51). Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty.
Limited, Dimensional Investment Group Inc., DFA Investment Dimensions Group Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

     David Plecha, Vice President, Santa Monica, CA (age 34). Vice President, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty. Limited, The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc.

     Eugene Fama, Jr., Vice President, Santa Monica, CA (age 35). Vice President, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty. Limited, The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group

----------------------------------
6 Interested Director of the Fund.

Inc.

     Irene R. Diamant, Vice President and Secretary, Santa Monica, CA (age 45). Vice President and Secretary, Dimensional Fund Advisors Inc., DFA Securities Inc., The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. Vice President, Dimensional Fund Advisors Ltd., DFA Australia Pty. Limited.

     Maureen Connors, Vice President, Santa Monica, CA (age 59). Vice President, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty. Limited, The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc.

     George Sands, Vice President, Santa Monica, CA (age 40). Vice President, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty. Limited, The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. Managing Director, Asset Strategy Consulting, Los Angeles, CA from 1991 to 1992. Previously Vice President of Wilshire Associates, Santa Monica, CA.

     Arthur Barlow, Vice President, Santa Monica, CA (age 40). Vice President, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty. Limited, The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc.

     Robert Deere, Vice President, Santa Monica, CA (age 38). Vice President, Dimensional Fund Advisors Inc., DFA Securities Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc.

     Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife. Directors and officers as a group own less than 1% of the Fund's outstanding stock. During the fiscal year ended November 30, 1995, the directors as a group received fees from the Fund in the amount of $24,000. Total compensation from the fund complex for the directors as a group in fiscal year ended November 30, 1995 aggregated $144,000.

     The address of each officer is 1299 Ocean Avenue, 11th floor, Santa Monica, CA 90401.

     The Fund does not pay any compensation to its directors or officers affiliated with the Advisor. Directors who are not affiliated with the Advisor receive $1,000 per annum and $1,000 for each meeting attended. The Fund also pays the expenses of attendance at Board and Committee meetings for the non-interested directors. No director or officer currently owns shares of the Fund.

     The Articles of Incorporation and Bylaws of the Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the Bylaws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

          .    THE ADVISOR

     The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. The Advisor is located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Assets under management total approximately $14 billion. David G. Booth and Rex A. Sinquefield, directors and officers of both the Fund and the Advisor, together own approximately 64% of the Advisor's outstanding stock and may be deemed controlling persons of the Advisor.

     Investment decisions for the Fund are made by the Investment Committee of the Advisor which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. During the past five years, each such person has either been employed by the Advisor as a portfolio manager or has served as a director or executive officer in connection with the operations of the Advisor's registered investment company clients.

     Under the Investment Management Agreement between the Fund and the Advisor (the "Agreement"), the Advisor makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Advisor provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Advisor also provides and pays the compensation and travel expenses of the Fund's officers and of the directors of the Fund who are affiliated with the Advisor; maintains or causes to be maintained for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); and supplies the Fund with office space. The Fund pays all its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of directors of the Fund who are not affiliated with the Advisor; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

     For its services, the Advisor receives from the Fund a fee, payable monthly, at the annual rate of 0.50% of the aggregate net assets of the Fund. However, until further notice, the Advisor will waive a portion of its fee such that the effective fee will equal the annual rate of 0.10% of the aggregate net assets of the Fund.

     The Agreement, as amended to date, had an initial term to December 22, 1993. In 1993, 1994 and 1995, the Board voted to extend the term for another year. The Agreement will continue in effect from year-to-year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding Shares of the Fund, and (b) by a majority of the directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a majority vote of the outstanding Shares of the Fund.

     The Fund's normal operating expenses may be higher than those of other investment companies of comparable size. This is because the fees and expenses generally charged by certain of the Fund's agents are higher than those charged to investment companies investing exclusively in the U.S. In some Approved Markets, such as Chile, local law requires that investors such as the Fund utilize administrators or other local agents in connection with investment activity in that Approved Market. These are expenses which would not typically have to be incurred in connection with investments in the United States or in certain other non-U.S. securities markets such as Canada and Western Europe. There are added custodial, communications and other costs associated with the Fund's activities required in light of the specialized nature of the Fund's investment activities.

     .    ADMINISTRATORS

     PFPC Inc. ("PFPC") serves as the administrative services, dividend disbursing and transfer agent for the Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the Shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. For its services, the Fund pays PFPC a fee which, on an annual basis, equals 0.10% of the net assets of the Fund.

     The Fund may, as is deemed necessary or appropriate, employ administrators in other countries in which it invests. Certain emerging market countries require a local entity to provide administrative services for all direct investments by foreigners. Where required by local law, the Fund intends to retain a local entity to provide such administrative services. The local administrator will be paid a fee by the Fund for its services. Generally, such services will be contracted for through Chase Manhattan Bank, N.A., the Fund's custodian, or through a foreign sub-custodian located in the particular country.

 .    COMMON STOCK

     The authorized capital stock of the Fund is 200,000,000 Shares of common stock ($.01 par value). As of January 31, 1996, 10,831,965.003 Shares were outstanding. All of such Shares are held by State Street Bank and Trust Company as Trustee of the BellSouth Master Pension Trust. See "Selling Shareholder."
On account of the fact that this investor presently owns 100% of the outstanding shares of the Fund, this investor may be considered to be a controlling person of the Fund in accordance with applicable Securities and Exchange Commission rules. Under the 1940 Act, an investor is presumed to control a registered investment company whenever the investor owns more than 25% of the outstanding voting securities of the company.

     Shares of the Fund, when sold and issued as provided herein, will be fully paid and nonassessable. All Shares of common stock are equal as to earnings, assets and voting privileges. The Shares currently have no conversion, preemptive or other subscription rights; rights to purchase Shares may be issued in the future but any such rights would be subject to certain restrictions under the 1940 Act, including that they be issued exclusively and ratably to all holders of Shares and that they expire after not more than 120 days. In the event of liquidation, each Share is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of Directors. The Shares are issued in registered form, and ownership and transfers of the Shares are recorded by the Fund's transfer agent.

     Under Maryland law, and in accordance with the Articles of Incorporation and Bylaws of the Fund, the Fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors or other action is not required to be acted upon under the 1940 Act. As a result, each director will serve as a director for an indefinite term. In accordance with the 1940 Act, the Fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Fund and in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding Shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders' meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

     As a closed-end investment company registered with the U.S. Securities and Exchange Commission, the Fund is required in any offering of its Shares to sell such Shares at a price which is not less than the current net asset value per Share (see "Determination of Net Asset Value" below), except that sales at a price less than the current net asset value per Share may be made: (i) in connection with an offering to all current holders of Shares, (ii) with the consent of the holders of a majority of the Shares, or (iii) as may be permitted by an order of the Securities and Exchange Commission. Any issuance or sale of additional Shares by the Fund at a price less than the current net asset value per Share would dilute the pro rata interests in the Fund's assets represented by the Shares outstanding at that time.



 .    PURCHASE OF SHARES

     The Fund presently has authorized 200,000,000 Shares, 10,831,965.003 of which have been sold in a nonpublic transaction. Up to 1,168,034.997 Shares are being offered for sale by the Fund on a continuous basis. The Fund acts as distributor in its sale of its own shares of stock. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of Shares by the Fund. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

     It is management's belief that payment of a reimbursement fee by each investor, which is used to defray costs associated with investing proceeds of the sale of their Shares to such investors, where such costs are significant, will eliminate a dilutive effect such costs would otherwise have on the net asset value of Shares held by previous investors. Therefore, the Shares are sold at a price which is equal to the current net asset value of such Shares plus a reimbursement fee of 0.5% of such net asset value. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities in Approved Markets and used by them to defray such costs. Shares sold by the Selling Shareholder pursuant to this Registration Statement are not subject to the reimbursement fee. Reinvestments of dividends and capital gains distributions paid by the Fund and in-kind investments are not subject to a reimbursement fee.

     Prospective investors must complete an Account Registration Form and submit it to:

                        Dimensional Emerging Markets Fund Inc.
                        c/o Dimensional Fund Advisors Inc.
                        1299 Ocean Avenue, 11th floor
                        Santa Monica, CA  90401

     All investments are subject to approval of the Advisor and all investors must complete and submit the necessary account registration forms as well as a subscription agreement. On the purchase date, once the net asset value has been calculated, PFPC will send a confirmation to the purchaser, which confirmation will indicate the purchase price per share and total dollar amount of the purchase. Payment must be received in immediately available funds as of the purchase date to be eligible for use to purchase Shares. If immediately available funds are not received by the Fund until after the monthly Share purchase date, the funds will be returned to the investor without interest. The investor will then be responsible to retransmit the funds at a later date to ensure their timely availability on the next succeeding Share purchase date.

     The net asset value per Share will ordinarily be determined as of, and the purchase date for purchases of Shares will ordinarily be on, the last business day of each month on which the New York Stock Exchange is open for trading. The Fund reserves the right to calculate net asset value and accept purchases as of any other day in its discretion. In the event the net asset value calculation is suspended for any of the reasons set forth in "Determination of Net Asset Value" below, the Fund may delay the purchase date for a period of up to 5 business days. If at the end of such period, the net asset value calculation is still suspended, the funds will be returned to the investor without interest.

     Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may request the bank to transmit immediately available funds (Federal Funds) by wire to Chase Manhattan Bank, N.A., Custodian, for the account of Dimensional Emerging Markets Fund Inc. Investors who wish to purchase shares of the Fund by check should send their check to Dimensional Emerging Markets Fund Inc., c/o PFPC Inc.,

200 Stevens Drive, Airport Business Center, Lester, PA 19113. The use of a cashier's check is recommended, as checks which have not provided immediately available funds as of the Share purchase date will not be accepted by the Fund for Share sales purposes.

     If accepted by the Fund, Shares may be purchased in exchange for securities which are eligible for acquisition by the Fund as described in this Prospectus or in exchange for local currencies in which eligible securities of the Fund are denominated. Purchases in exchange for securities will not be subject to a reimbursement fee. Securities and local currencies to be exchanged which are accepted by the fund will be valued as set forth under "Determination of Net Asset Value" at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase Shares of the Fund with local currencies should first contact the Advisor for wire instructions.

     The Fund will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund and current market quotations are readily available for such securities; and (2) neither the type, amount nor value of any such security being exchanged will cause the Fund to be in violation of any of its investment policies and restrictions.

     A gain or loss for federal income tax purposes will be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact their own tax advisers.

     Purchases of Shares will be made in full and fractional Shares calculated to three decimal places. In the interest of economy and convenience, certificates for Shares will not be issued except at the written request of the stockholder. Certificates for fractional Shares, however, will not be issued.

     Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

 .    SELLING SHAREHOLDER

     As of the date of this Prospectus, all of the Fund's outstanding Shares are held by State Street Bank and Trust Company as Trustee of the BellSouth Master Pension Trust (the "Selling Shareholder"). As of January 31, 1996, the Selling Shareholder owned beneficially and of record 10,831,965.003 Shares. The Fund has registered the offering of all of such Shares by the Selling Shareholder in the offering contemplated hereby. The sale by the Selling Shareholder of all of such Shares in the offering would reduce the Selling Shareholder's share ownership interest in the Fund to zero. The Fund has been advised by the Selling Shareholder that although it may sell some or all of such Shares in the future, it does not presently intend to sell any of such Shares. The Selling Shareholder has never held any position or office with the Fund or any of its affiliates and has never had any other material relationship with the Fund or any of its affiliates.


 .    FUTURE ACTIONS RELATING TO POSSIBLE DISCOUNT IN THE MARKET PRICE OF THE
FUND'S SHARES

     Shares of investment companies frequently trade at a discount from net asset value but may trade at a premium. The Fund cannot predict whether the Shares will trade at, below or above net asset value. In fact, it is not anticipated that an active secondary market will develop for the Shares. The Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes.

     .    TENDER OFFERS

     In recognition of the possibility that the Fund's shares may trade, if at all, at a discount to net asset value, the Board of Directors of the Fund may from time to time consider the commencement of an offer to purchase the Shares of the Fund from all Fund shareholders at a price per share equal to the net asset value per Share determined at the close of business on the day the offer terminates ("Tender Offer"), subject to certain conditions. There can be no assurance that the Fund will commence a Tender Offer at any particular time(s) or at all.

     The fact that the Fund's Shares may be the subject of one or more tender offers at net asset value may enhance their attractiveness to investors, thereby reducing the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount if they have some prospect of being able to receive net asset value in conjunction with a possible tender offer. There can be no assurance, however, that the prospect of a Tender Offer or a Tender Offer, if made, will result in the Shares trading at a price equal to their net asset value. Consummation of a Tender Offer will decrease the Fund's assets and will have the likely effect of increasing the Fund's expense ratio. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the purchase the Shares pursuant to a Tender Offer and such borrowings will increase the Fund's expenses. See "Investment Restrictions." Interest on any such borrowings by the Fund for such purposes may require the Fund to invest in certain temporary investments in order to meet interest on the borrowings. In addition, the Fund may have to substantially restructure its portfolio in order to make such Tender Offer, which would involve trading costs and may result in losses to the Fund.

          .    OTHER SHARE REPURCHASES

     The Fund may from time to time attempt to reduce or eliminate a market value discount from net asset value by repurchasing Shares when it can do so at prices below the then current net asset value per share. Although the Board believes that Share repurchases generally would have a favorable effect on the market price of the Shares, it should be recognized that the acquisition of Shares by the Fund will decrease its total assets and therefore may increase the Fund's expense ratio. In accordance with applicable regulations under the 1940 Act, share repurchases from holders of 5% or more of the Fund's then outstanding Shares are prohibited.

          .    CONVERSION TO OPEN-END STATUS AND DISSOLUTION OF THE
               FUND


          On December 22, 1995, the Board of Directors of the Fund approved a plan to merge the Fund into the Emerging Markets Series of DFAITC, an open-end registered investment management Fund registered with the SEC, subject to certain conditions precedent. See "Proposed Merger Transaction."



          GENERAL

     There can be no assurance that repurchases and/or tenders, if undertaken at all, will result in the Fund's Shares trading at a price that approximates or is equal to their net asset value. The Fund anticipates that if a market for its Shares develops, the market price of the Shares will from time to time vary from net asset value.

 .    REPORTS AND PUBLICATION OF SHARE VALUE

     Financial statements of the Fund are sent to the shareholders at least semiannually, and the annual financial statements will be audited.

     Materials published by the Fund may include historical data concerning the Fund's total return for various periods.

     Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Fund.
Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with SEC requirements and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC regulation computations by covering different time periods and excluding deduction of reimbursement fees charged to investors and paid to the Fund which would otherwise reduce returns quotations. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.

     Rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Fund at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Fund as well as the performance of the local currency or currencies of the Fund.

 .    DETERMINATION OF NET ASSET VALUE

     The net asset value per Share is calculated in U.S. Dollars on the last business day of each month on which the New York Stock Exchange is open for regular trading, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

     1.Portfolio securities, including ADRs and IDRs, which are traded on stock exchanges, are valued at the closing price on the exchange on which such securities are traded, as of the close of business in New York City on the day the securities are being valued, or, in the absence of any sales, at the current bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Securities traded in the OTC market are valued at the current bid price in the OTC market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the authority of the Board. United States Treasury bills, certificates of deposit issued by banks, corporate short-term notes and other short-term investments and bonds and notes are valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities or, if such prices are not available, as established by the Board of Directors of the Fund. Shares of other investment companies may be valued using market quotations if the Fund's officers determine, under guidelines set forth by the Board, that the market volume and the depth of the market are sufficient to establish that the market quotation is appropriate to reflect the accurate fair market value. Where, in the opinion of the Board of Directors, market quotations do not appropriately reflect fair market value, shares of other investment companies will be valued at current net asset value. If the Fund becomes aware, in the ordinary course of business, that a material development has occurred between the last time when the principal market for a foreign security has closed, and the next succeeding or contemporaneous close of business in New York City, the investment committee of the Board of Directors will determine, in their opinion, if the fair value of the security should be set at a price other than the last reported closing price. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as determined according to procedures approved by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

     2.The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from the total assets; and

          3.The net assets so obtained are then divided by the total number of Shares outstanding (excluding treasury Shares), and the result, rounded to the nearest cent, is the net asset value per Share.

     The Fund may suspend net asset value calculation: (1) during any period when the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) during any period when an emergency exists as defined by the rules of the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Securities and Exchange Commission may permit.

          VALUATION OF CERTAIN APPROVED MARKET SECURITIES

     Certain of the Fund's securities holdings in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Market that could have a material effect on the valuation of the securities.
For example, the Fund might be subject to different levels of taxation on current income and realized gain depending upon the Fund's holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require the Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that the Fund makes at that time concerning the Fund's anticipated holding period for the securities. Absent special circumstances as determined by the Board of Directors of the Fund, it is the present intention of the Fund that the valuation of such securities will be based upon the assumption that the Fund will hold the securities for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions, which would be imposed in the event that the Fund held the securities a shorter period of time. However, the use of such valuation standards will not prevent the Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Fund.

 .    DIVIDENDS, DISTRIBUTIONS AND REINVESTMENT IN ADDITIONAL SHARES

     The Fund will, from time to time, distribute dividends and realized net capital gains to shareholders. The Fund intends to distribute to shareholders annually substantially all of its investment company taxable income. Investment company taxable income includes all of the Fund's taxable income minus the excess, if any, of its net realized long term capital gains over its net realized short term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund will determine annually whether to distribute any net realized long term capital gains in excess of net realized short term capital losses (including any capital loss carryovers), although it currently expects to do so. See "Tax Considerations." Shareholders will receive all distributions in additional Shares issued by the Fund for this purpose priced at the next calculated net asset value, unless a shareholder elects to receive dividends and/or distributions by wire transfer when requested or in cash paid by check in U.S. Dollars mailed directly to the shareholder by The Provident Financial Processing Corporation, the paying agent. Shareholders must make such election in writing sent to the Fund's dividend paying agent. Cash dividends and distributions paid to these shareholders will be reduced by the amount of any foreign taxes incurred with respect to remittances to pay such cash dividends or distributions. See "Tax Considerations."

     The receipt of dividends and distributions in Shares will not relieve participants of any income tax or withholding tax that may be payable on such dividends or distributions.

 .    PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of securities for the Fund, the Advisor will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. Transactions in the U.S. and in some Approved Markets involve the payment of negotiated brokerage commissions, which may vary among different brokers. In other Approved Markets, commissions may be charged in accordance with fixed rate schedules. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include an undisclosed dealer's mark-up or mark-down. Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

     The Advisor is authorized to pay commissions to brokers furnishing brokerage and research services in excess of commissions which another broker or dealer may charge for the same transaction. The type of services the Advisor may consider when selecting brokers to effect transactions includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Although certain research, market and statistical information from brokers can be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information is only supplementary to its own research effort, since the information must still be analyzed, weighed and reviewed by the Advisor in connection with the Fund. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information may be used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by brokers and dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

     Neither the Fund nor the Advisor has made any commitments to place brokerage business with particular brokers or dealers. However, the Advisor does expect to identify one or a small group of brokerage firms in each Approved Market for regular use. It is anticipated that the availability of brokerage firms in particular Approved Markets may be substantially less than the availability of brokerage firms in the United States, Canada or the Western European countries. The Advisor is of the opinion that it may be necessary or appropriate in the Approved Markets to identify particular brokerage firms believed to be particularly knowledgeable and competent in trading in such markets, and to direct substantially all of the Fund's business to those brokers.

     Under the Agreement, the Advisor and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in Approved Market securities. In addition, under the Agreement, when the Advisor deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts.

     The portfolio turnover rate is expected to be less than 20% each fiscal year. For the period December 1, 1994-November 30, 1995, the Fund's portfolio turnover rate was 5.73% (as calculated in accordance with applicable Securities and Exchange Commission rules).

 .    TAX CONSIDERATIONS

     .    UNITED STATES TAX CONSIDERATIONS

     The Fund is registered as an investment company under the 1940 Act and will seek to continue its registration and to elect to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund did qualify for tax treatment as a "regulated investment company" for the fiscal year ended November 30, 1995. To qualify for the special tax treatment afforded regulated investment companies under the Code, the Fund must annually distribute at least 90% of the sum of its investment company taxable income (consisting generally of net investment income and certain short-term capital gains) and its tax-exempt interest income, if any, and must meet certain diversification of assets rules, as well as other requirements of the Code. If the Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net realized capital gains distributed to shareholders. If the Fund did not qualify for and elect treatment as a regulated investment company, the Fund would incur significant federal income tax liabilities so that the investment returns to Fund shareholders would be correspondingly reduced.

     The Fund expects to distribute annually all of its investment company taxable income and any net realized capital gains. By so doing, the Fund intends to avoid any excise tax liability and any adverse consequences arising as a result of its personal holding company status.

     The Fund may be required to withhold for federal income taxes 31% of the taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to back-up withholding.

     So long as (i) the Fund qualifies for treatment as a regulated investment company, (ii) the Fund is liable for foreign income taxes, and (iii) more than 50% of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund will elect to "pass through" to the Fund's shareholders the amount of such foreign taxes paid by the Fund. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the shareholders will be provided to them and any shareholder subject to tax on dividends from the Fund will be required
(i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid by the Fund that are attributable to such dividends; and (ii) either to deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

     If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, the Fund will attempt to monitor transactions in forward foreign exchange and foreign currency futures contracts so as to minimize adverse tax consequences related to such transactions.

     The Fund provides federal tax information to shareholders annually, including information about dividends and distributions paid during the preceding year.

     The foregoing general discussion relates solely to the U.S. federal tax consequences of an investment in the Fund. Distributions may also be subject to additional or other federal state, local and foreign taxes depending on each shareholder's particular situation. Each investor should consult with its own tax advisor concerning the tax consequences of an investment in the Fund.

     .    TAXES IMPOSED IN APPROVED MARKETS

     The Fund will be liable in each Approved Market to pay various taxes relating to its portfolio investments. These taxes may vary materially as between Approved Markets and may vary materially from similar taxes imposed by the United States or other more developed markets. For example, some countries may impose taxes on dividends and interest received and capital gains earned at the time they are received or earned, and others may impose taxes only on the remittance of dividends, interest or capital gains out of the country of origin. Such income may be subject to withholding, and some countries apply supplementary taxes to profits in excess of a specified percentage return.
Other property, or stamp taxes, may be applicable to the Fund or its shareholders in connection with the Fund's proposed activities in Approved Markets.

     Tax rates vary among countries with emerging markets and, in some cases, are high in relation to comparable U.S. rates. Some countries apply special or different rates of taxes to foreign investors as distinguished from domestic investors. Particular tax structures may have the intended or incidental effect of encouraging longer rather than shorter holding periods for particular securities and/or the reinvestment of earnings and sales proceeds in the same jurisdiction.

     Investors should be aware that the tax regime of any country applicable to foreign investors, including tax rates, taxable basis and the manner in which taxes would be applied may be amended by law or regulation at any time. In addition, emerging market jurisdictions typically have less well-defined tax laws and procedures than is the case in the United States, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUND.

 .    GENERAL INFORMATION

     .    DIVIDEND PAYING AGENT, TRANSFER AGENT AND CUSTODIAN

     PFPC Inc.  acts as dividend paying agent and transfer agent for the Shares.

     Chase Manhattan Bank, N.A. acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

     .    INDEPENDENT ACCOUNTANTS

     The accounting firm of Coopers & Lybrand L.L.P. acts as independent accountants for the Fund.

     .    FURTHER INFORMATION

     The law firm of Morrison & Foerster LLP of San Francisco, California acts as legal counsel to the Fund. Morrison & Foerster LLP also represents the Advisor in various matters related and unrelated to the business of the Fund.

     At the date of this Prospectus, the Fund was not subject to any pending litigation and was not aware of any threatened litigation.

     Further information concerning these securities and their issuer may be found in the Registration Statement of which this Prospectus constitutes a part on file with the Securities and Exchange Commission.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this Prospectus.

     .    FINANCIAL STATEMENTS AND EXPERTS

     The Fund's audited annual report to stockholders for the fiscal year ended November 30, 1995 are incorporated herein by reference. The Fund's audited annual report to stockholders for the fiscal year ended November 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, as stated in their reports, and is included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     DIMENSIONAL EMERGING MARKETS FUND INC.
     1299 Ocean Avenue
     11th floor
     Santa Monica, CA
     Tel.  No.  (310) 395-8005

     INVESTMENT ADVISOR
     DIMENSIONAL FUND ADVISORS INC.
     1299 Ocean Avenue
     11th floor
     Santa Monica, CA  90401
     Tel.  No.  (310) 395-8005

     TRANSFER AND DIVIDEND DISBURSING AGENT
     PFPC Inc.
     200 Stevens Drive,
     Airport Business Center
     Lester, PA  19113

     CUSTODIAN
     Chase Manhattan Bank, N.A.
     4 Chase MetroTech Center
     Brooklyn, NY 11245

     LEGAL COUNSEL
     Morrison & Foerster LLP
     345 California Street
     San Francisco, CA  94104-2675

     INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.
     2400 Eleven Penn Center
     Philadelphia, PA 19103

                                     PART C

                                OTHER INFORMATION

     .    ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     1.Financial Statements

          Part A

          (a)  Report of Independent Accountants

          (b) Schedule of Investments, Statement of Assets & Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, Report of Independent Accountants

          Part B

          Not Applicable

     2.   Exhibits

     (a)  Articles of Incorporation -- on file January 19, 1993

     (b)  By-Laws -- on file January 19, 1993

     (c)  Not applicable

     (d)  See Articles of Incorporation -- on file January 19, 1993

     (e)  Not applicable

     (f)  Not applicable

     (g) Investment Management Agreement, as amended as of December 1, 1993, _____, 1994, and _____, 1995

     (h)  Not applicable

     (i)  Not applicable

     (j) Global Custody Agreement with Chase Manhattan Bank, N.A. -- on file January 19, 1993

     (k)(1) Form of Administration and Accounting Services Agreement -- on file January 19, 1993

          (2)  Form of Transfer Agency Agreement -- on file January 19, 1993

          (3) Forms of Foreign Administration Agreements -- on file January 19, 1993

          (4)  Form of Distribution Agreement -- on file January 19, 1993

     (l)  Opinion and Consent of Morrison & Foerster LLP -- filed herewith

     (m)  Not applicable

     (n)  Consent of Independent Certified Public Accountants -- filed herewith

     (o)  Not applicable

     (p) Form of Subscription Agreement relating to initial capital -- on file January 19, 1993

     (q)  Not applicable


     (q)  ITEM 25.  MARKETING ARRANGEMENTS

          Not applicable

     ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the approximate expenses incurred in connection with the offering described in this Registration Statement:


         SEC Registration fees                          $67,283**
         National Association of Securities
         Dealers, Inc. fees                             $20,012**
         Printing (other than certificates)              $2,750**
         Engraving and printing certificates                $ N/A
         Fees and expenses of qualification under
         state securities laws (excluding fees
         of counsel)                                        $ N/A
         Accounting fees and expenses                     $3,500*
         Legal fees and expenses                         $10,000*
         Transfer Agent and Registrar fees                $ N/A *
         Miscellaneous                                       $ 0
              TOTAL                                     $103,545*

         ------------------

* Does not include costs incurred in connection with the Registrant's organization, estimated at $250,000.

**   Incurred prior to fiscal year 1995.


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     As of the date of this Registration Statement on Form N-2, no person is controlled by or under common control with the Registrant.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES



            TITLE OF CLASS                      NUMBER OF RECORD
                                                    HOLDERS
       Common Stock ($.01 par value)                    1


ITEM 29.  INDEMNIFICATION

     Reference is made to Article Eighth, Section 5 of the Registrant's Articles of Incorporation and Article 5, Section 5.08 of the Registrant's Bylaws, which are filed as Exhibits 1 and 2, respectively, to this Registration Statement.

     The Articles and Bylaws of Registrant provide for indemnification of officers and directors to the fullest extent permitted by Maryland law,
Section 2-418 of the Maryland General Corporation Law provides for such indemnification except to the extent that their conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Registrant's charter provides that the directors and officers shall not be liable to the Registrant or its stockholders for money damages, except as otherwise required under the Securities Act of 1933 or the Investment Company Act of 1940.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("Act"), may be permitted to the trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

     Dimensional Fund Advisors Inc., the investment manager for the Registrant, is also the investment manager for three other registered open-end investment companies, DFA Investment Dimensions Group Inc., DFA Investment Trust Company and Dimensional Investment Group Inc. The Advisor also serves as sub-advisor for certain other registered investment companies. For additional information, please see "Management" in the Prospectus. Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor's Form ADV filed with the Commission.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts and records of the Registrant will be located at the office of the Registrant and at additional locations, as follows:

                 NAME                             ADDRESS
Dimensional Emerging Markets Fund Inc.  1299 Ocean Avenue, 11th Floor
                                        Santa Monica, California 90401

PFPC Inc.                               200 Stevens Drive,
                                        Airport Business Center
                                        Lester, PA 19113

Chase Manhattan Bank, N.A.              4 Chase MetroTech Center
                                        Brooklyn, New York 11245

ITEM 32.  MANAGEMENT SERVICES

     Not applicable

ITEM 33.  UNDERTAKINGS

     1.Registrant undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per Share declines more than 10 percent from its net asset value per Share as of the effective date of this Registration Statement; or (b) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus incorporated by reference herein.

     2.Not applicable

     3.Not applicable

     4.Since securities are being registered in reliance on Rule 415 under the Securities Act of 1933 ("1933 Act"), the Registrant hereby undertakes:

          (a)To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

               (i)to include any prospectus required by section 10(a)(3) of the 1933 Act;

               (ii)to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (b)that, for the purpose of determining any liability under the 1933 Act, any such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (c)to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5.Pursuant to Rule 430A under the Securities Act of 1933 and Item 512(j) of Regulation S-K, the Registrant hereby undertakes that:

          (a)For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registration pursuant to rule 424(b)(1) of (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration statement as of the time it was declared effective.

          (b)For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and the State of California on the ___ day of March, 1996. Registrant represents that this amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 486 of the Securities Act of 1933, and no material event requiring disclosure in the prospectus, other than one listed in such paragraph, has occurred since the effective date of Registrant's registration statement.

                              DIMENSIONAL EMERGING MARKETS FUND INC.


                              By:      /s/ Irene R. Diamant
                                 ----------------------------------
                                     Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated, pursuant to the power of attorney filed herewith, as noted with an (*).

         SIGNATURE                          TITLE                     DATE
                                   Director, President and       March __, 1996
     /s/ David G.  Booth           Chairman-Chief Executive
------------------------------     Officer
              David G.  Booth*

                                   Director, Chairman-Chief      March __, 1996
     /s/ Rex A.  Sinquefield       Investment Officer
------------------------------
          Rex A.  Sinquefield*

                                   Director                      March __, 1996
/s/ George M.  Constantinides
------------------------------
    George M.  Constantinides*

                                   Director                      March __, 1996
      /s/ John P.  Gould
------------------------------
               John P.  Gould*

                                   Director                      March __, 1996
   /s/ Roger G.  Ibbotson
------------------------------
           Roger G.  Ibbotson*

                                   Director                      March __, 1996
    /s/ Merton M.  Miller
------------------------------
            Merton M.  Miller*

                                   Director                      March __, 1996
   /s/ Myron S.  Scholes
------------------------------
            Myron S.  Scholes*

                                   Vice President, Chief         March __, 1996
   /s/ Michael T.  Scardina        Financial Officer and
------------------------------     Controller
         Michael T.  Scardina*

                                  EXHIBIT INDEX

    99.2 Power of Attorney, dated April 22, 1994, filed March 16, 1995, Post Effective Amendment #1.

    99.2L Morrison & Foerster LLP Legal Opinion, filed herewith.

    99.2N Consent of Coopers & Lybrand, L.L.P., filed herewith.